SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): December 20, 2002
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                                GOAMERICA, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                     0-23959                     22-3693371
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(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)



                   433 Hackensack Avenue, Hackensack NJ 07601
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (201) 996-1717
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ITEM 4.  Changes in Registrant's Certifying Accountant

On December 20, 2002, the Board of Directors of GoAmerica, Inc., a Delaware corporation (the "Company"), acting upon the recommendation of its Audit Committee, decided to no longer engage Ernst & Young LLP ("Ernst & Young") as the Company's independent public accountants and engaged WithumSmith + Brown ("WSB") to serve as the Company's independent public accountants for the fiscal year 2002.

Ernst & Young's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001, 2000 and 1999 and through the date hereof, there were no disagreements with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ernst & Young with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Ernst & Young's letter, dated December 24, 2002, stating its agreement with such statements.

During the years ended December 31, 2001, 2000 and 1999 and through the date hereof, the Company did not consult with WSB with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

The following Exhibit is filed as part of this report on Form 8-K:

16.1 Letter from Ernst and Young LLP to the Securities and Exchange Commission dated December 24, 2002.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GOAMERICA, INC.


                        By: /s/ Aaron Dobrinsky
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                            Name:  Aaron Dobrinsky
                            Title: Chairman and Chief Executive Officer

Date:  December 24, 2002
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                                  EXHIBIT INDEX

Exhibit No.       Description
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16.1              Letter from Ernst & Young LLP to the Securities and Exchange
                  Commission dated December 24, 2002.